                                                                    Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  Catskill  Litigation  Trust's Quarterly Report on Form 10-QSB for the
period ended March 31, 2005;

In connection  with the Quarterly  Report of Catskill  Litigation  Trust on Form
10-QSB for the period  ended  March 31,  2005 as filed with the  Securities  and
Exchange Commission on the date hereof (the "Report"), I, Paul A. deBary, Acting
Chief Financial Officer of the Catskill Litigation Trust,  certify,  pursuant to
18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 that to my knowledge:

            (1)   The Report fully  complies  with the  requirements  of Section
                  13(a) or  Section  15(d),  as  applicable,  of the  Securities
                  Exchange Act of 1934, as amended; and

            (2)   The information  contained in the Report fairly  presents,  in all material respects,  the financial condition and results of operations of the Catskill Litigation Trust.

                                           /s/ Paul A. deBary
                                           ----------------------------------
                                           Name:  Paul A. deBary
                                           Title: Acting Chief Financial Officer
                                           Date:  May 13, 2005

            (1)   A  signed  original  of this  written  statement  required  by
                  Section 906 has been provided to Catskill Litigation Trust and will be retained by Catskill Litigation Trust and furnished to the  Securities  and  Exchange  Commission  or its staff  upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.